EXHIBIT 99.1


                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF VIRGINIA
                               ALEXANDRIA DIVISION

In Re:   NxNetworks, Inc.                                Chapter 11


         Debtor(s)                                       Case Number:  01-14233
                                                                     -----------

                            MONTHLY OPERATING REPORT
               CALENDAR MONTH  APRIL 1, 2002 TO APRIL 30, 2002
                               -------------------------------

                        FINANCIAL BACKGROUND INFORMATION

1.       ACCOUNTING BASIS:   Cash                Accrual   X
                                  -----                  ------

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.
         Location: NxNetworks, Inc. 13595 Dulles Technology Drive, Herndon, VA 20171; Greg Washenko (CFO) 703-793-2059 and Jennifer Bell (Controller) 703-793-2076

3.       NUMBER OF EMPLOYEES paid during this period:   2
                                                       ---

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the last reporting period? Yes / / No /X/ . If yes, explain below:

5.       Are all BUSINESS LICENSES current? Yes /X/  No / /  Not Applicable / /

6.       PRE-PETITION ACCOUNTS RECEIVABLE:

         Beginning Balance                  $ 0
         Collected this Period              $
         Write-offs against allowance
         Sale of asset                      $ 0
         Ending Balance                     $ 0

7.       POST-PETITION ACCOUNTS RECEIVABLE:

         0-30 Days: $0     31-60 Days:  $0    Over 61-90: $0  Days over 90: $0
                    --                  --                --                --

     If there are any post-petition Accounts Receivable over 60 days, provide schedule AR giving a listing of such accounts and explain the delinquencies.

8.       POST-PETITION ACCOUNTS PAYABLE:

         0-30 Days: $11,074   31-60 Days:  $17,060  Over 60 Days: $250
                    -------                -------                ----

     If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

9. TAXES. Are all taxes being paid to the proper taxing authorities when due? Yes /X/ No / / Payroll tax is current but sales, property and business taxes are overdue. On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Attach to this report a completed Form 6123 for each deposit made during the reporting period. Also attach copies of the monthly sales tax report, payroll tax report and unemployment tax report with evidence of payment of both federal and state taxes.

10. ESCROW ACCOUNTS. Are you utilizing your tax account only for deposits and
payment of payroll and sales taxes?  Yes /X/    No / /.  If no, explain: ______.

11.      Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and
         are all current? Yes  /X/   No / /  Explain:

12.      INSURANCE EXPIRATION STATEMENT.  Policy expiration dates are:

         Auto & Truck   4/01/02               Liability    4/01/02
                      ----------------                  -----------------------
         Fire                              Workers Comp.       4/01/02
              --------------                            --------------------

13.      ACTIONS OF DEBTOR.  During the last month, did the debtor:

         (A) Fail to defend or not oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate? Yes / /
         No /  / Explain:______________________________________________________.

         (B) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going- concern value of the assets of the debtor? Yes /X/ No / / Explain:______________________________________________________________.

14. TRANSFER OR SALE OF PROPERTY. Did the debtor or any person with control over any of the debtor's assets transfer, convey or abandon any of the debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)?
Yes /X/ No / / Explain: On March 6, 2002, the US Bankruptcy Court for the Eastern District of Virginia issued an order in which it approved the sale of substantially all of Nx Networks' assets to NSGData.com pursuant to section 363 of the US Bankruptcy code.

15.      PAYMENTS TO SECURED CREDITORS during reporting period:
(Attach additional sheets, if necessary.)

------------------------------------------------------------------------------------------------------------------------------
            Creditor              Freq. Of Payments per          Amount          Next           Post Petition
                                  Contract (mo, qtr)             of Each         Payment        Pmts. not made
                                                                 Payment         Due            No.      Amt.
------------------------------------------------------------------------------------------------------------------------------
None
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc., during reporting period: (Attach additional sheets, if necessary.)

            --------------------------------------------------------------------------------------------
            Professional                          Service                Amount
            --------------------------------------------------------------------------------------------
            Richard Yalen                         CEO                    $1,354
            --------------------------------------------------------------------------------------------
            Real Estate Investment Managers       Rent settlement on     $40,000
                                                  Westborough, Mass.
                                                  Office case
            --------------------------------------------------------------------------------------------

            --------------------------------------------------------------------------------------------

17.      QUARTERLY U.S. TRUSTEE FEES paid during reporting period:   $ 1,250
                                                                     -------
18. VERIFICATION: I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

Dated:            5/14/02                                  DEBTOR-IN-POSSESSION

Name/Title: Rich Yalen                            By:
           ------------------------------------         -----------------------

Address:    13595 Dulles Technology Drive
         --------------------------------------

            Herndon, VA 20171                     Phone:
         --------------------------------------         -----------------------

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF VIRGINIA
                               ALEXANDRIA DIVISION

In Re:                                              Chapter 11


         Debtor(s)                                  Case Number: _______________

                            MONTHLY OPERATING REPORT
                                INCOME STATEMENT
                        (BUSINESS DEBTOR, ACCRUAL BASIS)
                    CALENDAR MONTH APRIL 1 TO APRIL 30, 2002
                (All figures refer to post-petition transactions)


                                                     THIS MONTH                 YEAR TO DATE
(A)      TOTAL SALES/INCOME         (A)                ___________              ___________ SEE ATTACHED

         COST OF SALES

         Beginning Inventory                           ___________              ___________
         Purchases of Inventory                        ___________              ___________
         Less Ending Inventory                        (___________)            (___________)
         Direct Labor (Gross Salaries)                 ___________              ___________
         Purchased Services                            ___________              ___________

(B)      TOTAL COST OF SALES   (B)                     ___________              ___________

(C)      GROSS PROFIT    (C = A - B)                   ___________              ___________

OPERATING EXPENSES

Officer Salaries (Gross)                               ___________              ___________
Other Employee Salaries (Gross)                        ___________              ___________
Taxes (Payroll:  Employer's Share)                     ___________              ___________
Employee Benefits (Insurance, Pension
         Plan, etc. Employer's Share)

Advertising                                            ___________              ___________
Bad Debts                                              ___________              ___________
Depreciation and Amortization                          ___________              ___________
Entertainment                                          ___________              ___________
Insurance (Real Estate)                                ___________              ___________
Insurance (Other)                                      ___________              ___________
Interest (Mortgage, Loans, etc.)                       ___________              ___________
Leases (other than Rent)                               ___________              ___________
Outside Services & Contractors                         ___________              ___________
Professional Fees (Attorney, Accountant)               ___________              ___________
Rent and leases                                        ___________              ___________
Repairs & Maintenance                                  ___________              ___________
Supplies                                               ___________              ___________
Taxes (Real Property)                                  ___________              ___________
Taxes (Other)                                          ___________              ___________
Telephone                                              ___________              ___________
Travel                                                 ___________              ___________
Utilities                                              ___________              ___________
U.S. Trustee Quarterly Fee                             ___________              ___________


CASE NUMBER: _____________ PERIOD ENDED: ___________ INCOME STATEMENT     PAGE 2

                                                     THIS MONTH                 YEAR TO DATE
OTHER OPERATING EXPENSES
_________________________________________            ____________               ___________
_________________________________________            ____________               ___________
_________________________________________            ____________               ___________
_________________________________________            ____________               ___________



(D)TOTAL OPERATING EXPENSES  (D)                     ____________               ___________

(E) PROFIT/LOSS FROM OPERATIONS (E=C-D)              ____________               ___________

OTHER INCOME (EXPENSES)                              ____________               ___________

Interest Income                                      ____________               ___________
Interest Exp                                        (____________)             (___________)

_________________________________________            ____________               ___________
_________________________________________            ____________               ___________
_________________________________________            ____________               ___________
_________________________________________            ____________               ___________

EXTRAORDINARY ITEMS- In (out)

_________________________________________            ____________               ___________
_________________________________________            ____________               ___________
_________________________________________            ____________               ___________
_________________________________________            ____________               ___________

(F)      TOTAL OTHER INCOME/EXPENSE &
         Extraordinary Items    (F)                  ____________               ___________

(G)      INCOME BEFORE TAXES (G = E+F)               ____________               ___________

(H)      INCOME TAX EXPENSE (H)                      ____________               ___________

(I)      NET INCOME (LOSS)(I = G - H)                ____________               ___________


NOTE: Accrual basis reporters must attach Cash Reconciliation Reports or a standard Statement of Sources and Uses of Cash to this Report.

In Re:  ______________________                           Case Number___________




                           CASH RECONCILIATION REPORT
                        (BUSINESS DEBTOR, ACCRUAL BASIS)
                      CALENDAR MONTH ENDING APRIL 30, 2002
                (All figures refer to post-petition transactions)

                                                OPERATING          TOTALS
                                                ACCOUNT

(A)      BEGINNING CASH BALANCE (A)             __________         SEE ATTACHED

(B)      NET INCOME, (LINE (I), PAGE 23) (B)    __________         ___________

Add Expenses Not Requiring Cash:
  Depreciation                                  __________
  ____________________________                  __________
  ____________________________                  __________
(C)      SUB-TOTAL               (C)            __________         ___________

(D)      CASH FROM OPERATIONS  (D = B + C)      __________         ___________

OTHER SOURCES (USES) OF CASH:

SOURCES   (USES)
-------   ------
Decrease (Incr) - Accounts Receivable             __________
Decrease (Incr) - Inventory                       __________
Decrease (Incr) - Equipment                       __________
Decrease (Incr) - Furniture & Fixtures            __________
Decrease (Incr) - _________________               __________
Decrease (Incr) - _________________               __________

Increase (Decr) - Accounts Payable                __________
Increase (Decr) - Accrued Interest                __________
Increase (Decr) - Accrued P/R Taxes               __________
Increase (Decr) - Accrued Prof. Fees              __________
Increase (Decr) - Accrued Rent                    __________
Increase (Decr) - Accrued Salaries                __________
Increase (Decr) - Accrued Sales Taxes             __________
Increase (Decr) - Notes Payable -Banks            __________
Increase (Decr) - Notes Payable -Other            __________
Increase (Decr) - ____________________            __________
Increase (Decr) - ____________________            __________
(Less) Unrecorded bank service charges            __________

(E)      TOTAL OTHER SOURCES (USES) OF CASH (E)   __________       ___________

(F)      ENDING CASH BALANCE     (F = A+D+E)      __________       ___________

(G)      BALANCE PER BANK STATEMENT*  (G)                          ___________
(H)      LESS OUTSTANDING CHECKS      (H)         __________
(I)      ADD DEPOSITS IN TRANSIT      (I)         __________

(J)      RECONCILED BANK BALANCE {J=(G-H)+I}                       ___________

Ending Cash Balance(F) and Reconciled Bank Balance(J) should equal.
-------------------------------------------------------------------

In Re:  ______________________                           Case Number___________

                           CASH RECONCILIATION REPORT
                            PAYROLL AND TAX ACCOUNTS
                         (BUSINESS DEBTOR, ACCRUAL BASIS)
                       CALENDAR MONTH ENDING _____________
                (All figures refer to post-petition transactions)


                                                            PAYROLL                  TAX
                                                            ACCOUNT                  ACCOUNT
(A)      BEGINNING CASH BALANCE (A)                         __________               __________

CASH RECEIPTS:

Transfers from Operating Account                            __________               ___________
Transfers from Payroll Account                              __________
Other - ________________________                            __________               ___________
________________________________                            __________               ___________

(B)      TOTAL CASH RECEIPTS     (B)                        __________               ___________

(C)      CASH AVAILABLE    (C = A + B)                      __________               ___________

CASH DISBURSEMENTS:

Gross Payroll for this period   $ ___________

Employee Benefits paid                                      __________
Net Payroll Paid                                            __________
Transfers to Tax Account                                    __________

Taxes deposited or paid during period
         Employees' share of FICA Tax                       __________                __________
         Employer's share of FICA Tax                       __________                __________
         Employees' Federal Income Tax                      __________                __________
         Employees' State Income Tax                        __________                __________
         Unemployment Tax                                   __________                __________
         Unrecorded Bank Service Charges                    __________                __________
         Other:  _________________                          __________                __________

(D)      TOTAL DISBURSEMENTS    (D)                         __________                __________

(E)      ENDING CASH BALANCE (E = C-D)                      __________                __________

(F)      BALANCE PER BANK STATEMENT(S)* (F)                 __________                __________
(G)      LESS OUTSTANDING CHECKS (G)                        __________                __________
(H)      ADD DEPOSITS IN TRANSIT (H)                        __________                __________

(I)      RECONCILED BANK BALANCE {I =(F-G)+H}
                                                            __________                __________

Ending Cash Balance(E) and Reconciled Bank Balance(I) should equal.
-------------------------------------------------------------------

In Re:                                           Case Number _____________

                                                  BALANCE SHEET
                                            AS OF __________________

CURRENT ASSETS
  Cash                                                $____________     SEE ATTACHED
  Pre-Petition  Accounts Receivable                    ____________
  Post-Petition Accounts Receivable                    ____________
  Receivable from Officers,
         Employees, Affiliates                         ____________
  Notes Receivable                                     ____________
  Inventory                                            ____________
  Other Current Assets:
   _______________________________________             ____________
   _______________________________________             ____________
         TOTAL CURRENT ASSETS                                           ____________

FIXED ASSETS
  Land                                                 ____________
  Buildings                                            ____________
  Equipment, Furniture & Fixtures                      ____________
         less Accumulated Depreciation                (____________)
         TOTAL FIXED ASSETS                                             ____________

OTHER ASSETS
    ______________________________________             ____________
    ______________________________________             ____________
    ______________________________________             ____________
         TOTAL OTHER ASSETS                                             ____________
TOTAL ASSETS                                                            ____________

POST-PETITION LIABILITIES
  Accounts Payable                                     ____________
  Notes Payable                                        ____________
  Rents and Leases Payable                             ____________
  Taxes Payable                                        ____________
  Accrued Interest                                     ____________
    ______________________________________             ____________
         TOTAL-POST PETITION LIABILITIES               ____________

PRE-PETITION LIABILITIES
  Priority Claims                                      ____________
  Secured Debts                                        ____________
  Unsecured Debt                                       ____________
         TOTAL PRE-PETITION LIABILITIES                ____________

OWNERS EQUITY (DEFICIT)
  Capital Stock or Owners Investment
                                                       ____________
  Paid In Capital Surplus                              ____________
  Retained Earnings (Deficit)
         Pre -Petition                                 ____________
         Post-Petition                                 ____________
         TOTAL OWNERS EQUITY                                            ____________
TOTAL LIABILITIES AND OWNER'S EQUITY                   ____________

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF VIRGINIA
                               ALEXANDRIA DIVISION

In Re:                             )
                                   )   Chapter 11
                                   )   Case Number:  01-14223
                                   )               -------------
                   Debtor(s)       )
------------------------------------

                        CASH DISBURSEMENTS SUMMARY REPORT

                      Calendar Month Ending April 30, 2002


Total Disbursements from Operating Account
                                 (See Note 1)       $120,519.91
                                                    -----------
Total Disbursements from Payroll Account
                                 (See Note 2)       $ 20,587.53
                                                    -----------
         *One tax payment made from this account

Total Disbursements from Tax Escrow Account
                                 (See Note 3)       $ 10,311.36
                                                    -----------
Total Disbursements from any other Account
                                 (See Note 4)            0
                                                    -----------

Grand Total Disbursements from all Accounts         $151,418.80
                                                    -----------

NOTE 1 --Include in this amount all checks written, wire transfers made from, or any other withdrawal from the GENERAL OPERATING ACCOUNT. Exclude only transfers to the debtor-in-possession payroll account, the debtor in possession tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 2 --Include in this amount all checks written, wire transfers made from, or any other withdrawal from the PAYROLL ACCOUNT. Exclude only transfers to the debtor-in-possession operating account, the debtor in possession tax escrow account or other debtor-in-possession account where the disbursements will be listed on this report.

NOTE 3 --Include in this amount all checks written, wire transfers made from, or any other withdrawal from the TAX ESCROW ACCOUNT. Exclude only transfers to the debtor-in-possession operating account, the debtor in possession payroll account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 4 -- Include in this amount any other disbursements made by the debtor including (but not limited to) cash PAID FROM A PETTY CASH FUND OR CASH REGISTER, amounts paid from any other debtor in possession account, and amounts PAID FROM THE ACCOUNTS OF OTHERS ON THE DEBTORS BEHALF (for example, disbursements made from a law firm's escrow account as a result of a sale of property.)

ATTACH A COPY OF THE MOST RECENT MONTHLY BANK STATEMENT FOR EACH
DEBTOR-IN-POSSESSION ACCOUNT. (THE PAGE OF THE STATEMENT SHOWING BANK, ACCOUNT NUMBER AND BEGINNING AND ENDING BALANCE IS SUFFICIENT.)

In Re:  _________________________________           Case Number _______________


                               ACCOUNTS RECEIVABLE
                              AS OF APRIL 30, 2002

                 TOTAL        DATE        PAST DUE       PAST DUE
CREDITOR          DUE       INCURRED    (31-60 DAYS)  (OVER 60 DAYS)





         NONE





















TOTALS THIS      _________                 _________                  _________
PAGE


TOTALS ALL       _________                 _________                  _________
PAGES

In Re:  ___________________________                   Case Number  ____________


                                ACCOUNTS PAYABLE
                            AS OF __________________


                 TOTAL        DATE        PAST DUE       PAST DUE
CREDITOR          DUE       INCURRED    (31-60 DAYS)  (OVER 60 DAYS)





SEE ATTACHED



















TOTALS THIS      _________                 _________                  _________
PAGE


TOTALS ALL       _________                 _________                  _________
PAGES

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF VIRGINIA
                               ALEXANDRIA DIVISION

In Re:                                                     Chapter 11

                                                           Case Number _________
         Debtor(s)

                            MONTHLY OPERATING REPORT
                                INCOME STATEMENT

                          (BUSINESS DEBTOR, CASH BASIS)
                     CALENDAR MONTH __________ TO __________

(All figures refer to post-petition transactions)

                                                           THIS MONTH                YEAR TO DATE
(A)      TOTAL SALES/INCOME      (A)                       ___________               ___________

         COST OF SALES

         Purchases of Inventory                            ___________               ___________
         Purchased Services                                ___________               ___________
         ________________________                          ___________               ___________
         ________________________                          ___________               ___________

(B)      TOTAL COST OF SALES     (B)                       ___________               ___________

(C)      GROSS PROFIT    (C = A - B)                       ___________               ___________

OPERATING EXPENSES

Officer Salaries (Gross)                                   ___________               ___________
Other Employee Salaries (Gross)                            ___________               ___________
Taxes (Payroll: Employer's Share)                          ___________               ___________
Employee Benefits (Insurance, Pension
           Plan, etc. Employer's Share)
                                                           ___________               ___________
Advertising                                                ___________               ___________
Automobile Expenses                                        ___________               ___________
Entertainment                                              ___________               ___________
Insurance (Real Estate)                                    ___________               ___________
Insurance (Other)                                          ___________               ___________
Interest                                                   ___________               ___________
Leases (other than Rent)                                   ___________               ___________
Outside Services & Contractors                             ___________               ___________
Professional Fees (Attorney, Accountant)
                                                           ___________               ___________
Rent                                                       ___________               ___________
Repairs & Maintenance                                      ___________               ___________
Supplies                                                   ___________               ___________
Taxes (Real Property)                                      ___________               ___________
Taxes (Other)                                              ___________               ___________
Telephone                                                  ___________               ___________
Travel                                                     ___________               ___________
Utilities                                                  ___________               ___________
U.S. Trustee Quarterly Fee                                 ___________               ___________

                                                           THIS MONTH               YEAR TO DATE
OTHER OPERATING EXPENSES
_________________________________                          ___________               ___________
_________________________________                          ___________               ___________
_________________________________                          ___________               ___________
_________________________________                          ___________               ___________

(D) TOTAL OPERATING EXPENSES (D)                           ___________               ___________

(E) PROFIT/LOSS FROM OPERATIONS (E=C-D)                    ___________               ___________

OTHER INCOME (EXPENSES)

Interest
_________________________________                          ___________               ___________
_________________________________                          ___________               ___________
_________________________________                          ___________               ___________
_________________________________                          ___________               ___________

(F) TOTAL OTHER INCOME/EXPENSE  (F)                        ___________               ___________

(G) INCOME BEFORE TAXES   (G=E+F)                          ___________               ___________

(H) INCOME TAX EXPENSE   (H)                               ___________               ___________

(I) NET INCOME (LOSS) (I = G-H)                            ___________               ___________

EXTRAORDINARY ITEMS

Loans Received                                             ___________               ___________
Note Principal (Paid)                                      ___________               ___________
Capital (Purchases)                                        ___________               ___________
(Less) Unrecorded Bank Svc. Chg.                           ___________               ___________
_________________________________                          ___________               ___________
_________________________________                          ___________               ___________
_________________________________                          ___________               ___________
_________________________________                          ___________               ___________

(J) TOTAL EXTRAORDINARY ITEMS (J)                          ___________               ___________


(K) CASH FORWARD FROM PRIOR PERIOD (K)                     ___________               ___________

(L)      ENDING CASH BALANCE (L = I+J+K)                   ___________               ___________

(M)      BALANCE PER BANK STATEMENT(S)* (M)                ___________               ___________
(N)      LESS OUTSTANDING CHECKS (N)                       ___________               ___________
(O)      ADD DEPOSITS IN TRANSIT (O)                       ___________               ___________

(P) RECONCILED BANK BALANCE {P=(M-N)+O}                    ___________               ___________

Ending Cash Balance(L) and Reconciled Bank Balance(P) should equal.
-------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF VIRGINIA
                               ALEXANDRIA DIVISION


In Re:                           )     Chapter        11
                                 )
                                 )     Case Number __________
                 Debtor(s)       )
----------------------------------

                            MONTHLY OPERATING REPORT
                                INCOME STATEMENT

                        (NON-BUSINESS DEBTOR, CASH BASIS)
                     CALENDAR MONTH __________ TO __________
                (All figures refer to post-petition transactions)

                                                           THIS MONTH
INCOME
Salary, Wages, etc.                                        ___________
Interest, dividends, investments                           ___________
Business income(Rents, Royalties,
         Sale of Assets, etc.)                             ___________
Other:  ________________________                           ___________
(A)      TOTAL INCOME          (A)                         ___________

EXPENSES
Automobile
  Car payment                                              ___________
  Insurance                                                ___________
  Other                                                    ___________
Housing
  Mortgage payment                                         ___________
  Insurance                                                ___________
  Real estate tax                                          ___________
  Rent                                                     ___________
  Utilities                                                ___________
Insurance (Other)                                          ___________
Interest                                                   ___________
Medical                                                    ___________
Personal Living Expenses                                   ___________
Professional Fees (Attorney, Acct.,etc)                    ___________
Taxes (Other)                                              ___________
________________________                                   ___________
________________________                                   ___________
(B)      TOTAL EXPENSES         (B)                        ___________

(C)      CASH FLOW (C = A-B)                               ___________
(D)      CASH FORWARD FROM PRIOR PERIOD (D)                ___________
(E)      ENDING CASH BALANCE    (E = D+C)                  ___________

(F)      BALANCE PER BANK STATEMENT(S)* (F)                ___________
(G)      LESS OUTSTANDING CHECKS     (G)                   ___________
(H)      ADD DEPOSITS IN TRANSIT     (H)                   ___________
(I)      RECONCILED BANK BALANCE  {I=(F-G)+H}              ___________

Ending Cash Balance(E) and Reconciled Bank Balance(I) should equal.
-------------------------------------------------------------------

                                NX NETWORKS, INC.
                CONDENSED CONSOLIDATED BALANCE SHEET - UNAUDITED
                              AS OF APRIL 30, 2002


                           ASSETS
                           ------

CURRENT ASSETS
        Cash and cash equivalents                          1,130,829
        Prepaids                                             259,361
      Note Receivable                                        300,000
      Other Receivable                                       349,014
                                                        ------------
                    Total Current Assets                   2,039,204


OTHER ASSETS
Deposits                                                    355,520
                                                        ------------
TOTAL ASSETS                                               2,394,724
                                                        ============


             LIABILITIES & STOCKHOLDER'S EQUITY
             ----------------------------------

POST-PETITION LIABILITIES:
        Accounts Payable                                      28,384
        Accrued Accounts Payable                             484,649
        Accrued liability for sub liquidation                338,031
        Deferred Revenue                                          --
        Taxes Payable                                          2,149
                                                        ------------
                 Total Post-Petition Liabilities             853,213

PRE-PETITION LIABILITIES:
        Priority Claims                                      528,076
        Secured Claims                                       558,735
        Unsecured Claims                                  13,088,400
        General pre-petition accruals                      4,467,850

                 Total Pre-Petition Liabilities           18,643,062

                                                        ------------
             TOTAL LIABILITIES                            19,496,274
                                                        ============
STOCKHOLDERS' EQUITY:
        Common Stock                                       2,430,230
        Preferred Stock                                    7,025,008
        APIC, net of filing fees                         283,967,334
        Deferred Compensation                             (2,347,751)
        Accumulated (deficit)/income - Pre-petition     (291,148,351)
        Accumulated (deficit)/income-Post-petition PY    (18,977,497)
        Accumulated (deficit)/income-Post-petition CY     (3,240,361)
        Warrants                                           6,322,333
        Notes Receivable from officer                     (1,000,000)
        Cummulative Translation Adj                         (132,495)

             Total Stockholders' equity                  (17,101,550)

                                                        ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                 2,394,724
                                                        ============
                                                                  (0)

                                NX NETWORKS, INC.
                       MONTHLY OPERATING REPORT - UNAUDITED
                                INCOME STATEMENT
                        (BUSINESS DEBTOR, ACCRUAL BASIS)
                    CALENDAR MONTH APRIL 1 TO APRIL 30, 2002

                                                           APRIL         MARCH         FEBRUARY       JANUARY
                                                           2002           2002           2002           2002      YEAR TO DATE
                                                           ----           ----           ----           ----      ------------
SALES:
    Product Sales                                             --         15,455        667,347        271,214        954,016
    Service Sales                                             --         27,372        189,849        335,546        552,766
                                                     -----------------------------------------------------------------------
                                                              --         42,827        857,196        606,760      1,506,783
                                                     -----------------------------------------------------------------------
COST OF SALES:
    Product Cost of Sales - materials                         --         10,652        282,705        127,713        421,069
    Product Cost of Sales - manufacturing overhead            --          5,364         31,046         69,947        106,357
    Service Costs                                             --         46,987         92,630         95,581        235,197
                                                     -----------------------------------------------------------------------
                                                              --         63,002        406,381        293,241        762,624
                                                     -----------------------------------------------------------------------
GROSS MARGIN                                                  --        (20,175)       450,815        313,519        744,159
                                                     -----------------------------------------------------------------------
                                                                                                                        0.49
OPERATING EXPENSES:
-------------------
 OFFICER SALARIES (GROSS)                                     --         74,707         33,892         33,892        142,492
 OTHER EMPLOYEES SALARIES (GROSS)                         28,338         30,122         74,655        123,589        256,704
 TAXES (PAYROLL:  EMPLOYER'S SHARE)                        2,516          9,959          8,749         16,403         37,627
 EMPLOYEE BENEFITS (insurance,pension etc)                                               7,500          7,500         15,000
 TRAVEL & ENTERTAINMENT                                      (73)           558         11,754          3,895         16,134
 TELEPHONE                                                (6,462)           136          3,861          6,330          3,865
 UTILITIES                                                               (2,500)         5,884          3,200          6,584
 OFFICE SUPPLIES                                           2,146          5,380          3,335          2,066         12,927
 POSTAGE & DUPLICATION                                        32          1,354          3,087            169          4,641
 OFFICE RENT                                                              6,204         13,531         13,460         33,195
 REPAIRS & MAINTENANCE                                                                     317          3,831          4,149
 LEGAL                                                    20,093         82,930         10,000         10,250        123,272
 ACCOUNTING                                                               1,322             --            141          1,463
 MARKETING EXPENSE                                                          354            325            325          1,004
 TRANSFER AGENT FEE                                        1,275             --          1,272          1,283          3,830
 INSURANCE                                                18,506         33,155         33,460         33,480        118,600
 BAD DEBT EXPENSE                                                            --             --       (400,000)      (400,000)
 SALES CONTRACTORS                                                        1,387          4,913          4,913         11,213
 CONSULTING                                                2,000        116,999         49,453         60,335        228,787
 OTHER TAX                                                                5,390             12          7,171         12,572
 OTHER EXPENSES                                            1,816            737          4,667          1,059          8,279
                                                     -----------------------------------------------------------------------
         Total operating expense                     $    70,187    $   368,191    $   270,667    $   (66,706)   $   642,339
                                                     =======================================================================

OPERATING INCOME/(LOSS)/EBITDA                           (70,187)      (388,367)       180,148        380,225        101,820

 DEPRECIATION                                                 --          1,629         51,526         54,725        107,881
 GOODWILL AMORTIZATION                                        --             --         16,125         16,125         32,250
     ESTIMATED LOSS ON FOREIGN SUBS LIQUIDATION               --             --        (37,443)                      (37,443)
                                                     -----------------------------------------------------------------------
                                                              --          1,629         30,208         70,850        102,688

Other Income (Expenses)
    Interest Expense                                          --             --            --             --              --
    Interest Income                                           --             15              3              3             20
    Other Income                                              --         44,388         11,838          3,562         59,789
                                                     -----------------------------------------------------------------------
         Total income and other expense                       --         44,403         11,841          3,565         59,809
                                                     -----------------------------------------------------------------------
NET INCOME/(LOSS) FROM OPERATIONS                    $   (70,187)   $  (345,593)   $   161,780    $   312,940    $    58,941
                                                     =======================================================================
Loss on sale of assets                                        --     (3,299,302)            --                    (3,299,302)
                                                     -----------------------------------------------------------------------
NET INCOME/(LOSS)                                    $   (70,187)   $(3,644,894)   $   161,780    $   312,940    $(3,240,361)
                                                     =======================================================================

                                 NX NETWORKS, INC.
             CASH FLOW STATEMENT (SOURCES (USES) OF CASH) - UNAUDITED
                             PAYROLL AND TAX ACCOUNTS
                         (BUSINESS DEBTOR, ACCRUAL BASIS)
                       CALENDAR MONTH ENDING APRIL 30, 2002
                  All figures refer to post-petition transactions

                                                                      APRIL


Net Income/(loss)                                                     (70,187)

Add expenses not requiring Cash:
  Loss on sale of assets                                                   --
  Depreciation                                                             --
  Goodwill amortization                                            ----------
                                                                           --


Other Sources (Uses) Cash:
Accounts receivable
Inventories
Other current assets                                                   19,100
Deposits                                                                   --
Note Receivable                                                       300,000
Other Receivable                                                      340,669
Goodwill
Accounts payable
Deferred revenue                                                      (71,387)
Accrued liabilities                                                  (163,313)
                                                                   ----------
    Total other souces (uses) of cash                                 425,069

Net decrease in cash and cash equivalents                             354,883

Cash beginning                                                        775,946

Cash ending                                                         1,130,829

                                                                           (0)

                                NX NETWORKS, INC.
                       AGED POST PETITION ACCOUNTS PAYABLE
                    CALENDAR MONTH APRIL 1 TO APRIL 30, 2002


          VENDORNAME                   CURRENT        OVER30         TO60      OVER60     TOTAL
ADP, INC                                      --            --          --     250.45       250.45
COUNTY OF FAIRFAX                             --      1,997.75          --         --     1,997.75
DELAWARE SECRETARY OF STATE             8,820.00            --          --         --     8,820.00
EQUISERVE LP                                  --      1,274.86          --         --     1,274.86
EWA TRAVEL, INC                               --            --    1,519.50         --     1,519.50
Lashership, Inc.                              --         32.08          --         --        32.08
SUNLIFE OF CANADA                             --         58.76          --         --        58.76
TRIGON                                        --     12,176.74          --         --    12,176.74
VISION SERVICE PLAN                       253.67            --          --         --       253.67
RICHARD YALEN                           2,000.00            --          --         --     2,000.00
                                ------------------------------------------------------------------
TOTAL                                  11,073.67     15,540.19    1,519.50     250.45    28,383.81
                                ==================================================================

                                NX NETWORKS, INC.
                     AGED POST PETITION ACCOUNTS RECEIVABLE
                    CALENDAR MONTH APRIL 1 TO APRIL 30, 2002


CUSTOMER NAME         0-30        31-60       60-90         90+        TOTAL

                        0           0            0           0           0
                     ========================================================